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                       SUPPLEMENT DATED MARCH 3, 2008 TO

                       PROSPECTUS DATED MAY 1, 2007 FOR

         FLEXIBLE PURCHASE PAYMENT VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

XTF Advisors Trust - ETF 60 Portfolio -- Class II Shares

Effective February 25, 2008, XTF Advisors, L.P. is no longer the adviser for the XTF Advisors Trust. CLS Investment Firm, LLC ("CLS") will act as interim investment advisor.

On February 22, 2008, the Board of Trustees of XTF Advisors Trust (the "Trust") approved an interim advisory agreement with CLS, whereby CLS would act as interim investment advisor to each Portfolio of the Trust, effective February 25, 2008. The interim advisory agreement will last up to 150 days and, prior to its expiration, shareholders will be asked to approve a new advisory contract.

The prospectus is revised accordingly.

19779 SUPPC 03/03/08